UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2014

Date of reporting period :	July 1, 2013 — June 30, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PNGAX

Putnam International Value Fund

Annual report
6|30|14

A world of investing.®

Putnam INVESTMENTS

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
International Value
Fund

Annual report
6 | 30 | 14

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	11
Your fund’s expenses	13
Terms and definitions	15
Other information for shareholders	16
Important notice regarding Putnam’s privacy policy	17
Trustee approval of management contract	18
Financial statements	23
Federal tax information	54
Shareholder meeting results	55
About the Trustees	56
Officers	58

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

After pulling back at the start of the year, equity markets resumed their steady advance through the halfway mark of 2014. In June, the S&P 500 Index posted its fifth consecutive month of gains. The bond market has also generated solid positive results across many sectors this year.

Underpinning these stable returns is growing evidence of an economy on the mend, including a strengthening jobs market, and accelerating consumer spending and business investment. Corporations are participating in this improvement, as reflected in stronger-than-expected earnings growth and heightened merger-and-acquisition activity.

One notable characteristic of this market environment is its historically low level of volatility — a relative calm that experience indicates does not last forever. As we move into the second half of the year, we also note that a range of geopolitical uncertainties could push risk levels higher.

Putnam offers a wide range of strategies for all market conditions, including products designed for periods of higher market volatility, and its active approach has had a positive impact on performance. Barron’s has ranked Putnam second among 55 fund families based on total return across asset classes for the five years ending December 2013.

We believe the market advance may offer an opportune moment for you to meet with your financial advisor, review your portfolio, and make informed and objective decisions about your financial goals.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

August 12, 2014

How Barron’s ranked the fund families:

The Barron’s/Lipper Fund Family Ranking published February 8, 2014, ranked Putnam 1 out of 61 for 2009, 14 out of 57 for 2010, 57 out of 58 for 2011, 1 out of 62 for 2012, and 2 out of 64 for 2013 for the 1-year period with funds in five categories: U.S. equity, world equity, mixed asset, taxable bond, and tax-exempt bond. Putnam ranked 43 out of 54 and 46 out of 48 for the 5- and 10-year periods ending 2009, 41 out of 53 and 38 out of 46 for the 5- and 10-year periods ending 2010, 49 out of 53 and 41 out of 45 for the 5- and 10-year periods ending 2011, 27 out of 53 and 36 out of 46 for the 5- and 10-year periods ending 2012, and 2 out of 55 and 32 out of 48 for the 5- and 10-year periods ending 2013, respectively. Only funds with at least one year of performance were included. Returns were calculated minus the effects of sales charges and 12b-1 fees. Rankings were asset weighted, so larger funds had a greater impact on a fund family’s overall ranking, and then weighted by category, with each category assigned a percentage. Past performance is not indicative of future results. Barron’s is a registered trademark of Dow Jones & Company. Lipper ranked Putnam International Value Fund 38% (30/78), 15% (10/66), and 61% (17/27) for the 1-, 5-, and 10-year periods, respectively, as of 6/30/14, in the International Large-Cap Value Funds category. Lipper rankings for class A shares are based on total return without sales charge relative to all share classes of funds with similar objectives as determined by Lipper.

About the fund

A value approach to international investing

Just as free trade has opened the U.S. economy to world imports in recent years, the world has also become more available to U.S. investors. New markets for equity investing were established as communist economies transitioned to capitalism, and investor-friendly reforms helped give investors greater transparency and sound legal footing.

Investing in companies located in different economic systems may provide your portfolio with valuable diversification, particularly during a downturn in the U.S. economy. International economies generally follow a different business cycle than that of the United States and may be growing while the U.S. economy is sluggish.

Since 1996, Putnam International Value Fund has sought to benefit from positive changes taking place in companies outside the United States by investing mainly in stocks of large and midsize companies. The fund's managers look for financially strong companies that appear to be priced attractively and are poised to experience positive changes. The fund's goal is to identify companies that are undertaking new business strategies to compete in a dynamic global economy, or companies that are the beneficiaries of change, such as industry deregulation, privatization, corporate restructuring, and mergers.

To gather information about this wide variety of companies and markets, the managers are supported by Putnam analysts based in Boston, London, and Singapore. In all decisions, the managers are guided by Putnam's risk controls, which call for regular review of fund holdings and the discipline to sell stocks when they reach what is considered their true worth. The fund seeks to combine the potential benefits of international investing with a value-driven approach so that it may successfully serve as the international portion of a broadly diversified portfolio.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund's managers seek stocks that are believed to be underpriced by the market. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to be attractive. Areas of focus include:

Quality Seeking high-quality companies, with characteristics such as solid management teams, sound business models, and high levels of free-cash flow.

Valuation Considering how each stock is valued, seeking stocks whose valuations are attractive relative to the company's growth potential.

Cash flow Examining company financials, particularly the amount of cash a company generates relative to the earnings that it reports, and targeting those companies believed to offer attractive and sustainable cash flow.

Developments and events that have affected international markets

1996

Germany issues publicly traded stock for Deutsche Telecom

1997

Hong Kong reverts to China's rule

1999

The euro integrates 11 European economies under one currency

2001

China joins the World Trade Organization

2004

European Union expands to include 10 new member states

2012

European sovereign debt crisis enters third year

2 International Value Fund

International Value Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 6/30/14

The fund — class A shares before sales charge
Putnam International Value Fund (PNGAX)
Fund's benchmark
MSCI EAFE Value Index (ND)
Fund's Lipper peer group average
International Large-Cap Value Funds
6.56
6.49
6.92
5.63
6.71
6.55
11.55
11.24
10.35
7.35
8.46
6.17
21.14
26.86
21.63
LIFE OF FUND
(since 8/1/96)
10 YEARS
5 YEARS
3 YEARS
1 YEAR

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4     International Value Fund

Interview with your fund’s portfolio manager

Darren A. Jaroch, CFA

What was the environment like for international value investing during the 12 months ended June 30, 2014?

The investment climate was largely positive, with most economies proceeding along a trajectory of growth, although harsh weather in the United States and geopolitical concerns in Ukraine slowed the pace of progress during the first quarter of 2014. Many global stock indexes touched new records, and risk and reward seemed well balanced overall. Equity valuations remained high, as stock prices reflected expectations for continued economic and corporate earnings strength. With no major macroeconomic issues to contend with, markets worldwide punished stocks harshly for even the slightest disappointment on fundamentals. Global merger-and-acquisition [M&A] activity picked up considerably, with corporations leveraging high equity values to pursue top-line revenue growth on all fronts, including acquisitions. The main change was a shift in market leadership, as investors rotated away from the focus on fundamentals that had been driving returns for several years, and instead began emphasizing higher-yielding value stocks.

Putnam International Value Fund delivered positive returns for the period, although it underperformed the benchmark, the MSCI

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 6/30/14. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 15.

International Value Fund     5

EAFE Value Index [ND]. What were the key drivers of performance?

The market rewarded solid stock selection over the annual period, and we achieved strong absolute performance in consumer staples, information technology, and health care sectors. The surge in M&A activity in 2014 also benefited fund returns, since it turned out that many acquirers were seeking companies whose stocks had characteristics similar to those in our portfolio. Unfortunately, the market’s move away from higher-quality, cyclical stocks dampened relative results as we held for too long a number of stocks and sectors that had been longtime former winners. The portfolio returned 21.14% compared with 26.86% for the MSCI EAFE Value Index [ND], and performed roughly in line with its Lipper peer average.

European holdings played a positive role in fund returns through the end of 2013. What happened in 2014?

Europe’s stock markets registered significant gains from the middle of 2013 until the beginning of the second quarter of 2014, when the strength and pace of the advance began to moderate. Stock valuations had risen dramatically, particularly in the consumer discretionary and financials sectors of peripheral countries including Portugal, Spain, Italy, and Ireland. We gradually built overweight positions in these markets, and this benefited fund performance until the spring of 2014.

Over the past several months, investors began to realize that although it appeared that the European economic recovery was better than expected, it was still not robust. Accordingly, Europe’s powerful stock rally slowed somewhat in 2014, although European markets responded positively to the European Central Bank’s [ECB] decisive move to stave off

Global composition

Allocations are shown as a percentage of the fund’s net assets as of 6/30/14. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6     International Value Fund

“After a bit of a slowdown in the
first three months of the year, most
global economies grew in the second
quarter.”

Darren Jaroch

deflationary pressures with a negative deposit rate, as well as a drop in government bond yields among peripheral eurozone countries. As the stock rally cooled a bit, equity valuation opportunities shifted from the periphery to the core. In the closing months of the period, we began to find value opportunities throughout the eurozone core. At that point, most European equities appeared equally valued to those in the United States and potentially overvalued relative to Japan.

Did the shift in market sentiment during the annual period affect the fund?

A number of the higher-quality, cyclical value stocks that had been driving fund performance for the past year fell out of favor in the second quarter of 2014. That hurt us, particularly in Europe and Japan. However, in our opinion, many of these holdings should benefit from continued global economic expansion and are poised, in our view, to deliver longer-term performance over the next one to three years. We took advantage of what we viewed to be underperformance in several holdings to build our positions.

The period’s climate of lower global interest rates also pushed investors to seek out higher-yielding equities, and this drove up returns from sectors like utilities, telecommunication services, and materials. Although they offered attractive dividends, many of the stocks in these sectors did not meet the fund’s quality standards. Accordingly, the portfolio was underweight these areas and missed their performance bounce.

Top 10 holdings

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 6/30/14. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

International Value Fund     7

Let’s discuss specific holdings that buoyed performance. What were some of the companies that helped the most?

The top contributor during the period was an out-of-benchmark position in Spanish telecommunications company Jazztel. M&A activity swept the European telecommunications industry over the period, and Jazztel’s stock rose on speculation that the company was a takeover candidate. Our second biggest contributor was France’s Valeo, an auto-parts supplier that cut costs and expanded profit margins after the global financial crisis of 2008. Valeo has been growing volumes and increasing its market share in the improving global auto market. By the end of the period, we had sold both Jazztel and Valeo from the portfolio. Other top contributors included financial insurance giant ING and our out-of-benchmark positions in Unicredit.

What were some holdings that detracted from the fund’s relative performance?

Our top two relative detractors were benchmark outperformers that we did not hold in the portfolio — France’s integrated energy firm Total, and Banco Santander, a Spanish bank. An overweight to previously strong-performing Japanese financials stocks detracted significantly when this sector declined amid lackluster Japanese consumer spending and consumption rates, and Japan underperformed other developed markets. Credit Saison was one of our top detractors in this area, and with fundamentals no longer supporting its valuation, we sold the holding. Our stock selection in the United Kingdom was also problematic, particularly among utilities, where political and regulatory pressures drove down returns.

Comparison of top sector shifts

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8     International Value Fund

What is your outlook for the international markets and the fund as we head into the second half of 2014?

In my opinion, the second half of 2014 is likely to continue many of the themes of the first half. After a bit of a slowdown in the first three months of the year, most global economies grew in the second quarter and seem positioned to continue moving forward in a relatively synchronized recovery. Recently, some emerging markets, notably India, have begun to turn around, while many others seem ready to do the same. China, while not growing as robustly as in some prior periods, continues to expand based on current data.

Going forward, I believe corporate earnings will remain at the forefront of considerations, as investors seek evidence of an enduring recovery and confirmation that recent increases in stock valuations make sense. As the year continues, I would expect to see more performance differentiation among stocks. We are already seeing spreads — the difference in returns — widen between the best- and worst-performing stocks and sectors. This provides a huge opportunity for relative value investors like the Putnam International Value Fund, which evaluates and selects stocks individually to build a portfolio from the bottom up. At present, we are seeing a great deal of value in Japan and in the core of Europe in countries like France and Germany. Some investors may throw all of Europe into one bucket; however, peripheral markets have significantly outperformed the core for some time, providing substantial opportunity there. With equity valuations at very high levels in many markets, the second half of 2014 is likely to be more about finding relative valuation opportunities rather than obvious mispricings.

Thank you, Darren, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Darren Jaroch has a B.A. from Hartwick College. He joined Putnam in 1999 and has been in the investment industry since 1996.

In addition to Darren, your fund is managed by Assistant Portfolio Manager Karan S. Sodhi, CFA.

International Value Fund     9

IN THE NEWS

Hoping to bolster economic growth by encouraging lending, the European Central Bank (ECB) launched several unconventional policy changes in June. The ECB’s moves included a negative deposit rate charged to financial institutions and the offering of targeted long-term loans — both of which are designed to prompt banks to lend more money and businesses and consumers to borrow on attractive terms. Although the moves appeared to help push average yields on bonds from Europe’s most-indebted nations to a record low, and some indicators in manufacturing and services improved, key areas of the eurozone economy remained weak. Lending in the region continued to be tepid, while inflation stayed at 0.5% in June and the unemployment rate was unchanged at 11.6%.

10     International Value Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended June 30, 2014, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 6/30/14

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(8/1/96)		(8/1/96)		(2/1/99)		(8/1/96)		(12/1/03)	(12/2/13)	(12/2/13)	(10/2/00)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Annual average
(life of fund)	6.56%	6.21%	6.20%	6.20%	5.78%	5.78%	6.03%	5.82%	6.30%	6.78%	6.79%	6.78%
10 years	72.89	62.94	62.58	62.58	60.32	60.32	64.39	58.63	68.57	77.14	77.44	77.12
Annual average	5.63	5.00	4.98	4.98	4.83	4.83	5.10	4.72	5.36	5.88	5.90	5.88
5 years	72.71	62.78	66.34	64.34	66.21	66.21	68.29	62.40	70.52	74.81	75.10	74.78
Annual average	11.55	10.24	10.71	10.45	10.70	10.70	10.97	10.18	11.26	11.82	11.86	11.81
3 years	23.70	16.59	20.98	17.98	20.90	20.90	21.83	17.56	22.87	24.55	24.76	24.53
Annual average	7.35	5.25	6.55	5.66	6.53	6.53	6.80	5.54	7.11	7.59	7.65	7.59
1 year	21.14	14.17	20.16	15.16	20.18	19.18	20.44	16.23	20.87	21.40	21.61	21.38

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

International Value Fund     11

Comparative index returns For periods ended 6/30/14

	MSCI EAFE Value Index (ND)	Lipper International Large-Cap Value Funds category average*
Annual average (life of fund)	6.49%	6.92%
10 years	91.36	90.81
Annual average	6.71	6.55
5 years	70.35	63.87
Annual average	11.24	10.35
3 years	27.60	19.73
Annual average	8.46	6.17
1 year	26.86	21.63

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 6/30/14, there were 78, 73, 66, 27, and 11 funds, respectively, in this Lipper category.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 6/30/04 to 6/30/14

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $16,258 and $16,032, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $15,863. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $16,857, $17,714, $17,744, and $17,712, respectively.

12     International Value Fund

Fund price and distribution information For the 12-month period ended 6/30/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	1		1	1	1		1	1	1	1
Income	$0.156		$0.064	$0.077	$0.101		$0.129	$0.157	$0.157	$0.184
Capital gains	—		—	—	—		—	—	—	—
Total	$0.156		$0.064	$0.077	$0.101		$0.129	$0.157	$0.157	$0.184
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
6/30/13	$10.04	$10.65	$9.95	$9.96	$10.05	$10.41	$9.89	—	—	$10.06
12/2/13*	—	—	—	—	—	—	—	$11.60	$11.60	—
6/30/14	12.00	12.73	11.89	11.89	12.00	12.44	11.82	12.05	12.07	12.02

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

*Inception date of class R5 and R6 shares.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating expenses for the fiscal year ended 6/30/13	1.35%	2.10%	2.10%	1.85%	1.60%	0.97%‡	0.87%‡	1.10%
Annualized expense ratio for the six-month period ended 6/30/14*†	1.30%	2.05%	2.05%	1.80%	1.55%	0.99%	0.89%	1.05%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

†Includes a decrease of 0.01% from annualizing the performance fee adjustment for the six months ended 6/30/14.

‡Expenses for class R5 and R6 shares are based on the other expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class R5 and R6 shares.

International Value Fund     13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from January 1, 2014, to June 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$6.52	$10.26	$10.26	$9.01	$7.77	$4.97	$4.47	$5.27
Ending value (after expenses)	$1,022.10	$1,018.00	$1,018.00	$1,018.70	$1,020.70	$1,022.90	$1,024.60	$1,023.00

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended June 30, 2014, use the following calculation method. To find the value of your investment on January 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$6.51	$10.24	$10.24	$9.00	$7.75	$4.96	$4.46	$5.26
Ending value (after expenses)	$1,018.35	$1,014.63	$1,014.63	$1,015.87	$1,017.11	$1,019.89	$1,020.38	$1,019.59

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14     International Value Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Value Index (ND) is an unmanaged index that measures the performance of equity securities representing the value style in countries within Europe, Australasia, and the Far East.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

International Value Fund     15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of June 30, 2014, Putnam employees had approximately $476,000,000 and the Trustees had approximately $115,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16     International Value Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

International Value Fund     17

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2014, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2014, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2014 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2014. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

•That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being

18     International Value Fund

provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

•That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements under the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. Shareholders also voted overwhelmingly to approve these fee arrangements again in early 2014, when they were asked to approve new management contracts (with the same fees and substantially identical other provisions) following the possible termination of the previous management contracts as a result of the death of the Honorable Paul G. Desmarais. (Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, which (directly and indirectly) is the majority owner of Putnam Management. Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust upon his death and this transfer, as a technical matter, may have constituted an “assignment” within the meaning of the 1940 Act, causing the Putnam funds’ management contracts to terminate automatically.)

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

International Value Fund     19

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the first of the expense limitations applied during its fiscal year ending in 2013. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2013 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2013 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable

20     International Value Fund

compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2013 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the second-best performing mutual fund complex for both 2013 and the five-year period ended December 31, 2013. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2013 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered available, the Trustees evaluated performance based on comparisons of their returns with the returns of selected investment

International Value Fund     21

benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper International Large-Cap Value Funds) for the one-year, three-year and five-year periods ended December 31, 2013 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	1st
Five-year period	2nd

For the three-year period ended December 31, 2013, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2013, there were 86, 81 and 72 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

22     International Value Fund

Financial statements

A note about your fund’s auditors

During your fund’s fiscal year, between July 18, 2013, and December 16, 2013, a non-U.S. member firm in PricewaterhouseCoopers LLP’s (“PwC”) global network of firms had an investment in certain non-U.S. funds that became affiliated with Putnam Investments as a result of the acquisition of the funds’ advisor by Putnam’s parent company, Great-West Lifeco Inc. The investment consisted of pension plan assets for the benefit of the member firm’s personnel. This investment is inconsistent with the SEC’s independence rules applicable to auditors. Although upon the disposition of the investment by the member firm on December 16, 2013, PwC and its affiliates took all necessary steps to eliminate this issue, the requirements of the SEC’s independence rules were not met for your fund’s fiscal year because the SEC’s rules require an audit firm to be independent for the entire fiscal year under audit. Based on its knowledge of the facts and its experience with PwC, the Audit and Compliance Committee of your fund’s Board of Trustees concluded that the investment by the PwC member firm would not affect PwC’s ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditor could present, the Audit and Compliance Committee determined that PwC should continue to act as auditor for your fund.

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

International Value Fund     23

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders
of Putnam International Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International Value Fund (the “fund”) at June 30, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2014 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 12, 2014

24     International Value Fund

The fund’s portfolio 6/30/14

COMMON STOCKS (98.9%)*	Shares	Value
Aerospace and defense (0.8%)
Airbus Group NV (France)	27,628	$1,851,451
		1,851,451
Air freight and logistics (1.9%)
Deutsche Post AG (Germany)	117,914	4,264,150
		4,264,150
Airlines (0.7%)
Japan Airlines Co., Ltd. (Japan) UR	28,100	1,553,329
		1,553,329
Automobiles (4.2%)
Daimler AG (Registered Shares) (Germany)	36,504	3,418,970
Nissan Motor Co., Ltd. (Japan)	343,200	3,255,666
Toyota Motor Corp. (Japan)	47,500	2,852,673
		9,527,309
Banks (12.7%)
Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	101,554	1,294,490
Banco Espirito Santo SA (Portugal) †	1,097,868	904,993
Bank of Ireland (Ireland) †	2,807,710	949,616
Bank of Queensland, Ltd. (Australia)	302,474	3,476,804
Barclays PLC (United Kingdom)	545,091	1,985,144
DNB ASA (Norway)	89,215	1,631,915
Erste Group Bank AG (Czech Republic)	32,651	1,056,027
HSBC Holdings PLC (United Kingdom)	532,227	5,400,449
Lloyds Banking Group PLC (United Kingdom) †	1,102,641	1,401,142
Metro Bank PLC (acquired 1/15/14, cost $235,131) (Private) (United Kingdom) †ΔΔ F	30,891	659,913
Natixis (France)	201,273	1,290,374
Sumitomo Mitsui Financial Group, Inc. (Japan)	104,700	4,386,228
TSB Banking Group PLC 144A (United Kingdom) †	256,548	1,235,943
UniCredit SpA (Italy)	334,370	2,799,771
		28,472,809
Beverages (0.8%)
Anheuser-Busch InBev NV (Belgium)	16,183	1,859,173
		1,859,173
Building products (0.7%)
Compagnie de Saint-Gobain (France) S	27,623	1,558,545
		1,558,545
Capital markets (0.9%)
UBS AG (Switzerland)	114,383	2,098,569
		2,098,569
Chemicals (1.5%)
BASF SE (Germany)	29,027	3,379,660
		3,379,660
Commercial services and supplies (0.6%)
Serco Group PLC (United Kingdom)	234,094	1,464,297
		1,464,297
Communications equipment (0.7%)
Alcatel-Lucent (France) †	414,949	1,481,839
		1,481,839
Construction and engineering (1.6%)
Vinci SA (France)	48,628	3,635,614
		3,635,614

International Value Fund     25

COMMON STOCKS (98.9%)* cont.	Shares	Value
Construction materials (0.8%)
Buzzi Unicem SpA (Italy)	33,656	$566,387
Holcim, Ltd. (Switzerland)	15,148	1,331,514
		1,897,901
Diversified financial services (4.4%)
Challenger, Ltd. (Australia)	426,292	2,990,671
Eurazeo SA (France)	10,587	880,680
ING Groep NV GDR (Netherlands) †	427,188	6,001,573
		9,872,924
Diversified telecommunication services (3.5%)
Com Hem Holding AB (Sweden) †	34,313	323,536
Iliad SA (France)	5,326	1,609,906
Telecom Corp. of New Zealand, Ltd. (New Zealand)	722,517	1,695,368
Telecom Italia SpA RSP (Italy)	1,476,691	1,458,897
Telstra Corp., Ltd. (Australia)	302,500	1,486,112
Vivendi SA (France)	56,216	1,375,572
		7,949,391
Electrical equipment (0.6%)
Schneider Electric SA (France)	14,157	1,332,731
		1,332,731
Electronic equipment, instruments, and components (0.5%)
Hitachi, Ltd. (Japan)	154,000	1,127,960
		1,127,960
Food and staples retail (0.8%)
Seven & I Holdings Co., Ltd. (Japan)	30,000	1,263,906
WM Morrison Supermarkets PLC (United Kingdom)	147,320	462,394
		1,726,300
Food products (1.8%)
Kerry Group PLC Class A (Ireland)	28,900	2,170,567
Nestle SA (Switzerland)	23,917	1,852,839
		4,023,406
Gas utilities (1.2%)
Tokyo Gas Co., Ltd. (Japan)	447,000	2,612,151
		2,612,151
Hotels, restaurants, and leisure (1.3%)
TUI Travel PLC (United Kingdom)	440,408	2,999,782
		2,999,782
Household durables (2.7%)
Bellway PLC (United Kingdom)	94,097	2,521,849
Panasonic Corp. (Japan)	178,000	2,168,225
Skyworth Digital Holdings, Ltd. (China)	2,792,000	1,332,886
		6,022,960
Household products (1.1%)
Henkel AG & Co. KGaA (Preference) (Germany)	20,822	2,407,232
		2,407,232
Industrial conglomerates (2.7%)
Siemens AG (Germany)	32,262	4,260,810
Toshiba Corp. (Japan)	379,000	1,769,577
		6,030,387
Insurance (8.3%)
ACE, Ltd.	30,286	3,140,658
Admiral Group PLC (United Kingdom)	25,572	677,903
AIA Group, Ltd. (Hong Kong)	375,400	1,886,590
Allianz SE (Germany)	8,229	1,371,312
AXA SA (France)	113,646	2,716,269

26     International Value Fund

COMMON STOCKS (98.9%)* cont.	Shares	Value
Insurance cont.
Intact Financial Corp. (Canada)	23,500	$1,620,477
MS&AD Insurance Group Holdings (Japan)	28,500	688,411
Prudential PLC (United Kingdom)	162,873	3,737,914
SCOR SE (France)	53,590	1,843,326
Tokio Marine Holdings, Inc. (Japan)	29,600	973,567
		18,656,427
Leisure products (0.8%)
Sega Sammy Holdings, Inc. (Japan)	95,100	1,870,927
		1,870,927
Machinery (1.2%)
NSK, Ltd. (Japan)	107,000	1,391,037
SMC Corp. (Japan)	4,700	1,257,756
		2,648,793
Media (2.5%)
Atresmedia Corporacion de Medios de Comunicacion SA (Spain) S	65,674	940,641
Liberty Global PLC Ser. C (United Kingdom)	40,000	1,692,400
WPP PLC (United Kingdom)	139,670	3,045,258
		5,678,299
Metals and mining (2.6%)
BHP Billiton, Ltd. (Australia)	38,315	1,297,035
Fortescue Metals Group, Ltd. (Australia)	251,465	1,031,467
Glencore Xstrata PLC (United Kingdom)	319,927	1,782,461
voestalpine AG (Austria) S	37,642	1,791,384
		5,902,347
Multi-utilities (2.0%)
Centrica PLC (United Kingdom)	516,670	2,764,100
Veolia Environnement SA (France)	92,421	1,760,973
		4,525,073
Oil, gas, and consumable fuels (10.7%)
BG Group PLC (United Kingdom)	53,035	1,120,937
EnCana Corp. (Canada)	144,300	3,418,681
ENI SpA (Italy)	89,215	2,440,799
Origin Energy, Ltd. (Australia)	135,852	1,872,845
Royal Dutch Shell PLC Class A (United Kingdom) S	260,484	10,786,028
Suncor Energy, Inc. (Canada)	106,000	4,519,938
		24,159,228
Personal products (0.8%)
Asaleo Care, Ltd. (Australia) †	1,081,049	1,707,453
		1,707,453
Pharmaceuticals (9.0%)
Astellas Pharma, Inc. (Japan)	242,500	3,186,096
AstraZeneca PLC (United Kingdom)	45,973	3,415,027
Bayer AG (Germany)	18,495	2,612,295
GlaxoSmithKline PLC (United Kingdom)	79,757	2,134,799
Sanofi (France)	73,129	7,768,517
Takeda Pharmaceutical Co., Ltd. (Japan)	22,300	1,034,378
		20,151,112
Real estate investment trusts (REITs) (1.5%)
Hibernia REIT PLC (Ireland) †	1,229,882	1,869,326
Shopping Centres Australasia Property Group (Australia)	940,742	1,525,764
		3,395,090

International Value Fund     27

COMMON STOCKS (98.9%)* cont.	Shares	Value
Real estate management and development (2.0%)
Hongkong Land Holdings, Ltd. (Hong Kong)	200,000	$1,334,000
Mitsui Fudosan Co., Ltd. (Japan)	68,000	2,292,957
Sun Hung Kai Properties, Ltd. (Hong Kong)	63,000	864,072
		4,491,029
Semiconductors and semiconductor equipment (0.9%)
Samsung Electronics Co., Ltd. (South Korea)	1,489	1,945,501
		1,945,501
Specialty retail (0.7%)
Kingfisher PLC (United Kingdom)	249,956	1,535,711
		1,535,711
Technology hardware, storage, and peripherals (1.1%)
Konica Minolta Holdings, Inc. (Japan)	107,500	1,062,213
Pegatron Corp. (Taiwan)	720,000	1,374,507
		2,436,720
Tobacco (1.9%)
Japan Tobacco, Inc. (Japan)	89,400	3,259,012
Philip Morris International, Inc.	12,500	1,053,875
		4,312,887
Trading companies and distributors (1.7%)
ITOCHU Corp. (Japan)	95,500	1,226,450
Mitsubishi Corp. (Japan)	121,000	2,516,628
		3,743,078
Wireless telecommunication services (2.7%)
KDDI Corp. (Japan)	22,700	1,384,564
SoftBank Corp. (Japan)	14,500	1,079,646
Vodafone Group PLC (United Kingdom)	1,074,147	3,584,675
		6,048,885
Total common stocks (cost $187,492,887)		$222,358,430

SHORT-TERM INVESTMENTS (2.3%)*	Principal amount/shares	Value
Putnam Cash Collateral Pool, LLC 0.18% [d]	2,163,637	$2,163,637
Putnam Short Term Investment Fund 0.07% L	2,288,978	2,288,978
SSgA Prime Money Market Fund 0.01% P	230,000	230,000
U.S. Treasury Bills with an effective yield of zero %, November 13, 2014	$208,000	207,961
U.S. Treasury Bills with an effective yield of zero %, November 20, 2014 Δ	43,000	42,992
U.S. Treasury Bills with an effective yield of zero %, August 14, 2014 Δ	194,000	193,993
Total short-term investments (cost $5,127,512)		$5,127,561

TOTAL INVESTMENTS
Total investments (cost $192,620,399)	$227,485,991

Key to holding’s abbreviations
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

28     International Value Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2013 through June 30, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $224,914,908.
†	Non-income-producing security.
ΔΔ

Security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $659,913, or 0.3% of net assets.

Δ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
[d]

Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F	Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P

Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
UR

At the reporting period end,7,200 shares owned by the fund were not formally entered on the company’s shareholder register, due to local restrictions on foreign ownership. While the fund has full title to these unregistered shares, these shares do not carry voting rights.

At the close of the reporting period, the fund maintained liquid assets totaling $1,376,423 to cover certain derivatives contracts and the settlement of certain securities.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United Kingdom	24.2%
Japan	19.6
France	12.9
Germany	9.6
Australia	6.8
Canada	4.2
Italy	3.2
United States	3.1
Netherlands	2.7
Switzerland	2.3
Ireland	2.2
Hong Kong	1.8
Spain	1.0
South Korea	0.9
Belgium	0.8
Austria	0.8
New Zealand	0.8
Norway	0.7
Taiwan	0.6
China	0.6
Czech Republic	0.5
Other	0.7
Total	100.0%

International Value Fund     29

FORWARD CURRENCY CONTRACTS at 6/30/14 (aggregate face value $128,217,131)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Australian Dollar	Buy	7/17/14	$7,816,767	$7,614,380	$202,387
Barclays Bank PLC
	British Pound	Buy	9/17/14	1,704,339	1,668,599	35,740
	Canadian Dollar	Sell	7/17/14	1,985,970	1,913,379	(72,591)
	Hong Kong Dollar	Buy	8/20/14	2,440,010	2,440,844	(834)
	Japanese Yen	Buy	8/20/14	927,277	926,767	510
	Japanese Yen	Sell	8/20/14	927,278	914,117	(13,160)
	Singapore Dollar	Buy	8/20/14	1,999,704	1,991,970	7,734
	Swedish Krona	Buy	9/17/14	565,623	564,684	939
	Swiss Franc	Buy	9/17/14	1,474,465	1,462,115	12,350
Citibank, N.A.
	British Pound	Buy	9/17/14	1,249,221	1,222,894	26,327
	Canadian Dollar	Sell	7/17/14	653,527	642,492	(11,035)
	Danish Krone	Buy	9/17/14	808,623	802,059	6,564
	Euro	Sell	9/17/14	11,087,683	11,025,243	(62,440)
	Japanese Yen	Sell	8/20/14	387,604	370,711	(16,893)
Credit Suisse International
	Australian Dollar	Sell	7/17/14	4,561,806	4,439,317	(122,489)
	British Pound	Sell	9/17/14	3,286,389	3,217,777	(68,612)
	Canadian Dollar	Sell	7/17/14	99,116	95,487	(3,629)
	Euro	Buy	9/17/14	5,152,931	5,117,393	35,538
	Japanese Yen	Buy	8/20/14	6,599,989	6,506,444	93,545
	Norwegian Krone	Buy	9/17/14	2,206,611	2,253,044	(46,433)
	Swedish Krona	Buy	9/17/14	2,922,630	2,917,508	5,122
	Swiss Franc	Buy	9/17/14	2,337,794	2,307,150	30,644
Deutsche Bank AG
	British Pound	Buy	9/17/14	914,340	914,193	147
	Canadian Dollar	Sell	7/17/14	869,090	837,335	(31,755)
	Euro	Buy	9/17/14	2,344,644	2,331,814	12,830
Goldman Sachs International
	Japanese Yen	Buy	8/20/14	3,758,532	3,697,062	61,470
HSBC Bank USA, National Association
	British Pound	Buy	9/17/14	2,472,103	2,420,250	51,853
	Canadian Dollar	Sell	7/17/14	2,202,095	2,189,823	(12,272)
	Euro	Sell	9/17/14	2,912,657	2,903,250	(9,407)

30     International Value Fund

FORWARD CURRENCY CONTRACTS at 6/30/14 (aggregate face value $128,217,131) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A.
	British Pound	Buy	9/17/14	$7,149,500	$6,999,034	$150,466
	Canadian Dollar	Sell	7/17/14	2,660,763	2,568,098	(92,665)
	Euro	Sell	9/17/14	489,940	487,127	(2,813)
	Japanese Yen	Buy	8/20/14	1,662,615	1,655,504	7,111
	Japanese Yen	Sell	8/20/14	1,662,615	1,658,881	(3,734)
	New Zealand Dollar	Sell	7/17/14	902,249	896,990	(5,259)
	Norwegian Krone	Sell	9/17/14	418,419	427,420	9,001
	Singapore Dollar	Buy	8/20/14	1,190,808	1,182,674	8,134
	Swedish Krona	Buy	9/17/14	2,122,978	2,119,716	3,262
	Swiss Franc	Buy	9/17/14	2,521,270	2,491,797	29,473
State Street Bank and Trust Co.
	Australian Dollar	Sell	7/17/14	2,454,690	2,439,564	(15,126)
	Israeli Shekel	Buy	7/17/14	1,029,158	1,015,877	13,281
	Japanese Yen	Buy	8/20/14	360,346	359,558	788
	Japanese Yen	Sell	8/20/14	360,346	355,256	(5,090)
	Swedish Krona	Buy	9/17/14	548,216	547,464	752
UBS AG
	British Pound	Sell	9/17/14	7,856,719	7,688,761	(167,958)
	Canadian Dollar	Sell	7/17/14	143,053	138,044	(5,009)
	Euro	Sell	9/17/14	81,086	80,649	(437)
	Swiss Franc	Buy	9/17/14	1,409,357	1,394,518	14,839
WestPac Banking Corp.
	Australian Dollar	Buy	7/17/14	1,164,706	1,120,325	44,381
	British Pound	Sell	9/17/14	3,809,919	3,737,913	(72,006)
	Canadian Dollar	Sell	7/17/14	1,093,459	1,053,667	(39,792)
	Euro	Buy	9/17/14	3,993,210	3,970,206	23,004
	Japanese Yen	Sell	8/20/14	8,237,612	8,119,987	(117,625)
Total						$(110,872)

International Value Fund     31

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$27,634,988	$—	$—
Consumer staples	16,036,451	—	—
Energy	24,159,228	—	—
Financials	66,326,935	—	659,913
Health care	20,151,112	—	—
Industrials	28,082,375	—	—
Information technology	6,992,020	—	—
Materials	11,179,908	—	—
Telecommunication services	13,998,276	—	—
Utilities	7,137,224	—	—
Total common stocks	221,698,517	—	659,913
Short-term investments	$2,518,978	$2,608,583	$—
Totals by level	$224,217,495	$2,608,583	$659,913

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(110,872)	$—
Totals by level	$—	$(110,872)	$—
*Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

32     International Value Fund

Statement of assets and liabilities 6/30/14
ASSETS
Investment in securities, at value, including $2,082,180 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $188,167,784)	$223,033,376
Affiliated issuers (identified cost $4,452,615) (Notes 1 and 5)	4,452,615
Foreign currency (cost $174,376) (Note 1)	174,235
Dividends, interest and other receivables	559,353
Receivable for shares of the fund sold	114,891
Receivable for investments sold	619,127
Unrealized appreciation on forward currency contracts (Note 1)	888,192
Foreign tax reclaim	147,662
Prepaid assets	35,209
Total assets	230,024,660
LIABILITIES
Payable for investments purchased	889,483
Payable for shares of the fund repurchased	208,205
Payable for compensation of Manager (Note 2)	122,310
Payable for custodian fees (Note 2)	8,043
Payable for investor servicing fees (Note 2)	57,357
Payable for Trustee compensation and expenses (Note 2)	151,895
Payable for administrative services (Note 2)	365
Payable for distribution fees (Note 2)	139,160
Unrealized depreciation on forward currency contracts (Note 1)	999,064
Collateral on securities loaned, at value (Note 1)	2,163,637
Collateral on certain derivative contracts, at value (Note 1)	230,000
Other accrued expenses	140,233
Total liabilities	5,109,752
Net assets	$224,914,908

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$469,469,399
Undistributed net investment income (Note 1)	3,643,511
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(282,963,871)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	34,765,869
Total — Representing net assets applicable to capital shares outstanding	$224,914,908
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

International Value Fund     33

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($193,486,971 divided by 16,125,977 shares)	$12.00
	Offering price per class A share (100/94.25 of $12.00)*	$12.73
	Net asset value and offering price per class B share ($6,691,416 divided by 562,678 shares)**	$11.89
	Net asset value and offering price per class C share ($10,029,919 divided by 843,540 shares)**	$11.89
	Net asset value and redemption price per class M share ($3,364,031 divided by 280,283 shares)	$12.00
	Offering price per class M share (100/96.50 of $12.00)*	$12.44
	Net asset value, offering price and redemption price per class R share ($2,751,617 divided by 232,885 shares)	$11.82
	Net asset value, offering price and redemption price per class R5 share ($10,529 divided by 874 shares)	$12.05
	Net asset value, offering price and redemption price per class R6 share ($4,031,233 divided by 334,104 shares)	$12.07
	Net asset value, offering price and redemption price per class Y share ($4,549,192 divided by 378,349 shares)	$12.02
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

34     International Value Fund

Statement of operations Year ended 6/30/14
INVESTMENT INCOME
Dividends (net of foreign tax of $506,687)	$5,604,127
Interest (including interest income of $3,115 from investments in affiliated issuers) (Note 5)	4,180
Securities lending (Note 1)	56,819
Total investment income	5,665,126
EXPENSES
Compensation of Manager (Note 2)	1,534,418
Investor servicing fees (Note 2)	486,506
Custodian fees (Note 2)	37,311
Trustee compensation and expenses (Note 2)	14,805
Distribution fees (Note 2)	678,833
Administrative services (Note 2)	5,692
Other	295,804
Total expenses	3,053,369
Expense reduction (Note 2)	(27,834)
Net expenses	3,025,535
Net investment income	2,639,591

Net realized gain on investments (Notes 1 and 3)	22,030,665
Net realized gain on swap contracts (Note 1)	818,434
Net realized loss on foreign currency transactions (Note 1)	(267,933)
Net unrealized appreciation of assets and liabilities in foreign currencies during the year	820,896
Net unrealized appreciation of investments during the year	14,947,334
Net gain on investments	38,349,396
Net increase in net assets resulting from operations	$40,988,987

The accompanying notes are an integral part of these financial statements.

International Value Fund     35

Statement of changes in net assets
INCREASE IN NET ASSETS	Year ended 6/30/14	Year ended 6/30/13
Operations:
Net investment income	$2,639,591	$3,431,997
Net realized gain on investments and foreign currency transactions	22,581,166	15,988,125
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	15,768,230	15,713,719
Net increase in net assets resulting from operations	40,988,987	35,133,841
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(2,552,422)	(2,289,213)
Class B	(43,405)	(45,349)
Class C	(64,399)	(48,812)
Class M	(31,240)	(25,100)
Class R	(28,883)	(26,071)
Class R5	(135)	—
Class R6	(135)	—
Class Y	(124,792)	(84,400)
Increase in capital from settlement payments	24,743	—
Redemption fees (Note 1)	—	1,141
Decrease from capital share transactions (Note 4)	(14,193,523)	(24,795,871)
Total increase in net assets	23,974,796	7,820,166
NET ASSETS
Beginning of year	200,940,112	193,119,946
End of year (including undistributed net investment income of $3,643,511 and $3,597,347, respectively)	$224,914,908	$200,940,112

The accompanying notes are an integral part of these financial statements.

36     International Value Fund

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International Value Fund     37

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From return of capital	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
June 30, 2014	$10.04	.14	1.98	2.12	(.16)	—	(.16)	—	—[e]	$12.00	21.14	$193,487	1.34	1.26	50
June 30, 2013	8.54	.17	1.46	1.63	(.13)	—	(.13)	—[d]	—	10.04	19.10	172,723	1.35	1.75	39
June 30, 2012	10.53	.18	(1.73)	(1.55)	(.46)	—	(.46)	—[d]	.02[f,g]	8.54	(14.26)	167,513	1.37[k]	2.00[k]	45
June 30, 2011	7.88	.15	2.63	2.78	(.13)	—	(.13)	—[d]	—[h,i]	10.53	35.44	241,467	1.37[k]	1.56[k]	52
June 30, 2010	7.67	.16	.07	.23	(.03)	—	(.03)	—[d]	.01[j]	7.88	3.08	222,114	1.47[k]	1.81[k]	87
Class B
June 30, 2014	$9.95	.05	1.95	2.00	(.06)	—	(.06)	—	—[e]	$11.89	20.16	$6,691	2.09	.43	50
June 30, 2013	8.45	.09	1.46	1.55	(.05)	—	(.05)	—[d]	—	9.95	18.36	7,549	2.10	.92	39
June 30, 2012	10.39	.10	(1.69)	(1.59)	(.37)	—	(.37)	—[d]	.02[f,g]	8.45	(14.94)	8,624	2.12[k]	1.16[k]	45
June 30, 2011	7.77	.07	2.59	2.66	(.04)	—	(.04)	—[d]	—[h,i]	10.39	34.31	15,096	2.12[k]	.72[k]	52
June 30, 2010	7.59	.09	.08	.17	—	—	—	—[d]	.01[j]	7.77	2.37	17,728	2.22[k]	1.00[k]	87
Class C
June 30, 2014	$9.96	.06	1.95	2.01	(.08)	—	(.08)	—	—[e]	$11.89	20.18	$10,030	2.09	.52	50
June 30, 2013	8.47	.10	1.45	1.55	(.06)	—	(.06)	—[d]	—	9.96	18.28	8,342	2.10	1.03	39
June 30, 2012	10.43	.11	(1.71)	(1.60)	(.38)	—	(.38)	—[d]	.02[f,g]	8.47	(14.95)	7,694	2.12[k]	1.23[k]	45
June 30, 2011	7.81	.08	2.60	2.68	(.06)	—	(.06)	—[d]	—[h,i]	10.43	34.31	11,310	2.12[k]	.81[k]	52
June 30, 2010	7.63	.09	.08	.17	—	—	—	—[d]	.01[j]	7.81	2.36	10,352	2.22[k]	1.06[k]	87
Class M
June 30, 2014	$10.05	.09	1.96	2.05	(.10)	—	(.10)	—	—[e]	$12.00	20.44	$3,364	1.84	.75	50
June 30, 2013	8.54	.12	1.46	1.58	(.07)	—	(.07)	—[d]	—	10.05	18.57	3,240	1.85	1.23	39
June 30, 2012	10.52	.12	(1.71)	(1.59)	(.41)	—	(.41)	—[d]	.02[f,g]	8.54	(14.70)	3,251	1.87[k]	1.41[k]	45
June 30, 2011	7.88	.11	2.61	2.72	(.08)	—	(.08)	—[d]	—[h,i]	10.52	34.63	5,337	1.87[k]	1.08[k]	52
June 30, 2010	7.68	.12	.07	.19	—	—	—	—[d]	.01[j]	7.88	2.60	4,648	1.97[k]	1.32[k]	87
Class R
June 30, 2014	$9.89	.11	1.95	2.06	(.13)	—	(.13)	—	—[e]	$11.82	20.87	$2,752	1.59	1.03	50
June 30, 2013	8.41	.15	1.44	1.59	(.11)	—	(.11)	—[d]	—	9.89	18.91	2,447	1.60	1.54	39
June 30, 2012	10.38	.16	(1.71)	(1.55)	(.44)	—	(.44)	—[d]	.02[f,g]	8.41	(14.51)	2,015	1.62[k]	1.81[k]	45
June 30, 2011	7.78	.13	2.59	2.72	(.12)	—	(.12)	—[d]	—[h,i]	10.38	35.00	2,560	1.62[k]	1.38[k]	52
June 30, 2010	7.58	.14	.06	.20	(.01)	—	(.01)	—[d]	.01[j]	7.78	2.80	1,928	1.72[k]	1.58[k]	87
Class R5
June 30, 2014†	$11.60	.14	.47	.61	(.16)	—	(.16)	—	—	$12.05	5.29*	$11	.58*	1.16*	50
Class R6
June 30, 2014†	$11.60	.18	.45	.63	(.16)	—	(.16)	—	—	$12.07	5.46*	$4,031	.53*	1.48*	50
Class Y
June 30, 2014	$10.06	.14	2.00	2.14	(.18)	—	(.18)	—	—[e]	$12.02	21.38	$4,549	1.09	1.27	50
June 30, 2013	8.55	.21	1.45	1.66	(.15)	—	(.15)	—[d]	—	10.06	19.48	6,638	1.10	2.14	39
June 30, 2012	10.56	.20	(1.74)	(1.54)	(.49)	—	(.49)	—[d]	.02[f,g]	8.55	(14.14)	4,023	1.12[k]	2.24[k]	45
June 30, 2011	7.91	.19	2.62	2.81	(.16)	—	(.16)	—[d]	—[h,i]	10.56	35.66	5,455	1.12[k]	1.90[k]	52
June 30, 2010	7.69	.16	.10	.26	(.05)	—	(.05)	—[d]	.01[j]	7.91	3.45	4,168	1.22[k]	1.79[k]	87

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

38	International Value Fund	International Value Fund	39

Financial highlights (Continued)

* Not annualized.

† For the period December 2, 2013 (commencement of operations) to June 30, 2014.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC and Morgan Stanley & Co., which amounted to less than $0.01 per share outstanding as of November 27, 2013.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC), which amounted to $0.01 per share outstanding on July 21, 2011.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp. which amounted to less than $0.01 per share outstanding on November 29, 2011.

h Reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Zurich Capital Markets, Inc., which amounted to less than $0.01 per share outstanding as of December 21, 2010.

j Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to $0.01 per share outstanding as of March 30, 2010.

k Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009 certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. For the periods ended June 30, 2011 and June 30, 2012, the amount reflects the waiver, by Putnam Management, of certain proxy related costs. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
June 30, 2012	<0.01%
June 30, 2011	0.03
June 30, 2010	0.06

The accompanying notes are an integral part of these financial statements.

40     International Value Fund

Notes to financial statements 6/30/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from July 1, 2013 through June 30, 2014.

Putnam International Value Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital growth. Current income is a secondary objective. The fund invests mainly in common stocks of large and midsize companies outside the United States, with a focus on value stocks. Value stocks are those that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors recognize the value of the company, the price of its stock may rise. The fund invests mainly in developed countries, but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. The fund began offering R5 and R6 classes of shares on December 2, 2013. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before January 2, 2013 and held for 90 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after January 2, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1

International Value Fund     41

securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

42     International Value Fund

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to manage exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $507,879 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $124,991 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on

International Value Fund     43

the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $2,163,637 and the value of securities loaned amounted to $2,082,180.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million ($315 million prior to June 27, 2014) unsecured committed line of credit and a $235.5 million ($185 million prior to June 27, 2014) unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% (0.02% prior to June 27, 2014) of the committed line of credit and 0.04% ($50,000 prior to June 27, 2014) of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At June 30, 2014, the fund had a capital loss carryover of $282,544,838 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration
$103,929,250	N/A	$103,929,250	June 30, 2017
178,615,588	N/A	178,615,588	June 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

44     International Value Fund

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses and income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $251,984 to increase undistributed net investment income, $24,742 to decrease paid-in-capital and $227,242 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$41,085,876
Unrealized depreciation	(6,639,317)
Net unrealized appreciation	34,446,559
Undistributed ordinary income	3,509,910
Capital loss carryforward	(282,544,838)
Cost for federal income tax purposes	$193,039,432

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.850%	of the first $5 billion,
0.800%	of the next $5 billion,
0.750%	of the next $10 billion,
0.700%	of the next $10 billion,
0.650%	of the next $50 billion,
0.630%	of the next $50 billion,
0.620%	of the next $100 billion and
0.615%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

In addition, beginning with January 2011, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of benchmark indices described below, each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

International Value Fund     45

Effective July 1, 2011, the fund’s benchmark index is the MSCI EAFE Value Index (ND). Before July 1, 2011, the fund’s benchmark index was the S&P Developed/Ex-U.S. LargeMidCap Value Index. Because the performance adjustment is based on a rolling thirty-six month performance period, there is a transition period during which the fund’s performance is compared to a composite index that reflects the performance of the previous index (S&P Developed/Ex-U.S LargeMidCap Value Index) for the portion of the performance period before July 1, 2011, and the performance of the new index (MSCI EAFE Value Index (ND)) for the remainder of the period.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.695% of the fund’s average net assets before an increase of $12,606 (0.006% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser. Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$420,555
Class B	16,820
Class C	21,041
Class M	7,774
Class R	5,833
Class R5	9
Class R6	989
Class Y	13,485
Total	$486,506

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $266 under the expense offset arrangements and by $27,568 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $134, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

46     International Value Fund

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$470,505
Class B	74,954
Class C	94,254
Class M	26,064
Class R	13,056
Total	$678,833

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $21,788 and $261 from the sale of class A and class M shares, respectively, and received $2,611 and $373 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $14 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $106,925,857 and $119,303,125, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 6/30/14		Year ended 6/30/13
Class A	Shares	Amount	Shares	Amount
Shares sold	946,501	$10,831,658	1,034,685	$10,137,968
Shares issued in connection with reinvestment of distributions	210,401	2,430,132	222,932	2,169,099
	1,156,902	13,261,790	1,257,617	12,307,067
Shares repurchased	(2,229,798)	(25,295,135)	(3,682,011)	(35,310,334)
Net decrease	(1,072,896)	$(12,033,345)	(2,424,394)	$(23,003,267)

International Value Fund     47

	Year ended 6/30/14		Year ended 6/30/13
Class B	Shares	Amount	Shares	Amount
Shares sold	44,963	$507,582	63,190	$608,143
Shares issued in connection with reinvestment of distributions	3,653	41,972	4,454	43,112
	48,616	549,554	67,644	651,255
Shares repurchased	(244,601)	(2,764,953)	(329,008)	(3,152,466)
Net decrease	(195,985)	$(2,215,399)	(261,364)	$(2,501,211)

	Year ended 6/30/14		Year ended 6/30/13
Class C	Shares	Amount	Shares	Amount
Shares sold	99,063	$1,123,233	113,694	$1,108,854
Shares issued in connection with reinvestment of distributions	4,833	55,535	4,322	41,883
	103,896	1,178,768	118,016	1,150,737
Shares repurchased	(97,983)	(1,108,602)	(188,961)	(1,807,786)
Net increase (decrease)	5,913	$70,166	(70,945)	$(657,049)

	Year ended 6/30/14		Year ended 6/30/13
Class M	Shares	Amount	Shares	Amount
Shares sold	9,129	$102,444	4,722	$45,125
Shares issued in connection with reinvestment of distributions	2,646	30,638	2,470	24,108
	11,775	133,082	7,192	69,233
Shares repurchased	(53,881)	(619,595)	(65,542)	(624,947)
Net decrease	(42,106)	$(486,513)	(58,350)	$(555,714)

	Year ended 6/30/14		Year ended 6/30/13
Class R	Shares	Amount	Shares	Amount
Shares sold	51,044	$575,361	57,235	$546,902
Shares issued in connection with reinvestment of distributions	2,463	28,056	2,564	24,616
	53,507	603,417	59,799	571,518
Shares repurchased	(68,005)	(749,323)	(51,869)	(495,882)
Net increase (decrease)	(14,498)	$(145,906)	7,930	$75,636

	For the period 12/2/13 (commencement of operations) to 6/30/14
Class R5	Shares	Amount
Shares sold	862	$10,000
Shares issued in connection with reinvestment of distributions	12	135
	874	10,135
Shares repurchased	—	—
Net increase (decrease)	874	$10,135

48     International Value Fund

	For the period 12/2/13 (commencement of operations) to 6/30/14
Class R6	Shares	Amount
Shares sold	361,648	$4,212,165
Shares issued in connection with reinvestment of distributions	12	135
	361,660	4,212,300
Shares repurchased	(27,556)	(324,527)
Net increase (decrease)	334,104	$3,887,773

	Year ended 6/30/14		Year ended 6/30/13
Class Y	Shares	Amount	Shares	Amount
Shares sold	170,235	$1,925,521	267,159	$2,600,067
Shares issued in connection with reinvestment of distributions	10,013	115,753	8,127	79,153
	180,248	2,041,274	275,286	2,679,220
Shares repurchased	(461,551)	(5,321,708)	(85,937)	(833,486)
Net increase (decrease)	(281,303)	$(3,280,434)	189,349	$1,845,734

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R5	874	100%	$10,529
Class R6	874	0.26	10,549

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$1,686,798	$66,498,713	$65,896,533	$3,115	$2,288,978

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

International Value Fund     49

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$141,900,000
OTC total return swap contracts (notional)	$—*
Warrants (number of warrants)	—*

*For the reporting period, the transactions were minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Foreign exchange contracts	Receivables	$888,192	Payables	$999,064
Total		$888,192		$999,064

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants	Forward currency contracts	Swaps	Total
Foreign exchange contracts	$—	$(187,693)	$—	$(187,693)
Equity contracts	3,397	—	818,434	821,831
Total	$3,397	$(187,693)	$818,434	$634,138

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Forward currency contracts	Total
Foreign exchange contracts	$780,482	$780,482
Total	$780,482	$780,482

50     International Value Fund

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International Value Fund     51

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, see Note 1, if any. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Forward currency contracts#	$202,387	$57,273	$32,891	$164,849	$12,977	$61,470	$51,853	$207,447	$14,821	$14,839	$67,385	$888,192
Total Assets	$202,387	$57,273	$32,891	$164,849	$12,977	$61,470	$51,853	$207,447	$14,821	$14,839	$67,385	$888,192
Liabilities:
Forward currency contracts#	—	86,585	90,368	241,163	31,755	—	21,679	104,471	20,216	173,404	229,423	999,064
Total Liabilities	$—	$86,585	$90,368	$241,163	$31,755	$—	$21,679	$104,471	$20,216	$173,404	$229,423	$999,064
Total Financial and Derivative Net Assets	$202,387	$(29,312)	$(57,477)	$(76,314)	$(18,778)	$61,470	$30,174	$102,976	$(5,395)	$(158,565)	$(162,038)	$(110,872)
Total collateral received (pledged)†##	$140,000	$—	$—	$(76,314)	$—	$—	$—	$90,000	$—	$(35,000)	$—
Net amount	$62,387	$(29,312)	$(57,477)	$—	$(18,778)	$61,470	$30,174	$12,976	$(5,395)	$(123,565)	$(162,038)

†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement. (Note 1)
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

52	International Value Fund	International Value Fund	53

Federal tax information (Unaudited)

For the reporting period, interest and dividends from foreign countries were $6,063,979 or $0.32 per share (for all classes of shares). Taxes paid to foreign countries were $506,687 or $0.03 per share (for all classes of shares).

The fund designated 1.19% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $5,691 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2015 will show the tax status of all distributions paid to your account in calendar 2014.

54     International Value Fund

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

		Votes for	Votes withheld
Liaquat Ahamed		5,415,154,963	14,207,845
Ravi Akhoury		5,415,184,974	14,177,833
Barbara M. Baumann		5,415,851,291	13,511,517
Jameson A. Baxter		5,415,767,570	13,595,238
Charles B. Curtis		5,415,854,394	13,508,413
Robert J. Darretta		5,416,022,043	13,340,765
Katinka Domotorffy		5,415,419,173	13,943,635
John A. Hill		5,415,885,634	13,477,174
Paul L. Joskow		5,416,010,424	13,352,383
Kenneth R. Leibler		5,415,817,292	13,545,516
Robert E. Patterson		5,415,985,292	13,377,516
George Putnam, III		5,415,959,400	13,403,408
Robert L. Reynolds		5,416,108,530	13,254,278
W. Thomas Stephens		5,415,918,406	13,444,402
A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:
Votes for	Votes against	Abstentions	Broker non-votes
9,411,074	247,485	592,463	2,062,640
A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:
Votes for	Votes against	Abstentions	Broker non-votes
5,234,359,081	33,570,449	18,267,087	143,166,192

All tabulations are rounded to the nearest whole number.

International Value Fund     55

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of Lords of Finance: The Bankers Who Broke the World, whose articles on economics have appeared in such publications as the New York Times, Foreign Affairs, and the Financial Times. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board’s Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children’s Hospital of Colorado.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

56     International Value Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Northeast Utilities, which operates New England’s largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman of its Investment Committee. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of June 30, 2014, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

International Value Fund     57

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)

Executive Vice President, Principal Executive Officer, and Compliance Liaison
Since 2004

Steven D. Krichmar (Born 1958)

Vice President and Principal Financial Officer
Since 2002

Chief of Operations, Putnam Investments and Putnam Management

Robert T. Burns (Born 1961)

Vice President and Chief Legal Officer
Since 2011

General Counsel, Putnam Investments, Putnam Management, and Putnam Retail Management

Robert R. Leveille (Born 1969)

Vice President and Chief Compliance Officer
Since 2007

Chief Compliance Officer, Putnam Investments, Putnam Management, and Putnam Retail Management

Michael J. Higgins (Born 1976)

Vice President, Treasurer, and Clerk
Since 2010

Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial Analyst, Old Mutual Asset Management (2007–2008); Senior Financial Analyst, Putnam Investments (1999–2007)

Janet C. Smith (Born 1965)

Vice President, Principal Accounting Officer, and Assistant Treasurer
Since 2007

Director of Fund Administration Services, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)

Vice President and Assistant Treasurer
Since 2007

Director of Accounting & Control Services, Putnam Investments and Putnam Management

James P. Pappas (Born 1953)

Vice President
Since 2004

Director of Trustee Relations, Putnam Investments and Putnam Management

Mark C. Trenchard (Born 1962)

Vice President and BSA Compliance Officer
Since 2002

Director of Operational Compliance, Putnam Investments and Putnam Retail Management

Nancy E. Florek (Born 1957)

Vice President, Director of Proxy Voting and Corporate Governance, Assistant Clerk, and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

58     International Value Fund

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

George Putnam Balanced Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

International Value Fund     59

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

Putnam Global Asset Allocation Funds — portfolios with allocations to stocks, bonds, and money market instruments that are adjusted dynamically within specified ranges as market conditions change.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation
Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Putnam RetirementReady® Funds — portfolios with automatically adjusting allocations to stocks, bonds, and money market instruments, becoming more conservative over time.

RetirementReady 2055 Fund

RetirementReady 2050 Fund

RetirementReady 2045 Fund

RetirementReady 2040 Fund

RetirementReady 2035 Fund

RetirementReady 2030 Fund

RetirementReady 2025 Fund

RetirementReady 2020 Fund

RetirementReady 2015 Fund

Putnam Retirement Income Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

60     International Value Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Investment Sub-Advisor

The Putnam Advisory Company, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Auditor

PricewaterhouseCoopers LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam International Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN024
288983 8/14

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

June 30, 2014	$56,134	$ —	$11,467	$ —
June 30, 2013	$65,642	$ —	$11,466	$ —

For the fiscal years ended June 30, 2014 and June 30, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $511,467 and $158,966 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

June 30, 2014	$ —	$500,000	$ —	$ —

June 30, 2013	$ —	$147,500	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 27, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 27, 2014